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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 20, 2003


   AMERICAN EXPRESS                 AMERICAN EXPRESS RECEIVABLES
    CENTURION BANK                    FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
           on behalf of American Express Credit Account Master Trust


      Utah              11-2869526       333-76238-02                  Delaware              13-3854638        333-76238-01
(State or Other      (I.R.S. Employer    (Commission               (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of       Identification     File Number)              Jurisdiction of         Identification      File Number)
Incorporation or          Number)                                  Incorporation or            Number)
Organization)                                                       Organization)
               4315 South 2700 West                                                World Financial Center
             Salt Lake City, Utah 84184                                                200 Vesey Street
                 (801) 945-3000                                                    New York, New York 10285
                                                                                        (212) 640-2000


              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)
6985 Union Park Center                                      N/A
  Midvale, Utah 84047                         (Former Name or Former Address,
    (801) 565-5000                              if Changed Since Last Report)
(Former Name or Former Address,
if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On February 20, 2003, American Express Credit Account
                  Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2003-1 Supplement, dated as of February 20, 2003. The Series Supplement is attached hereto as Exhibit 4.1.

                  On February 20, 2003, American Express Credit Account Master Trust issued its $759,000,000 Class A Floating Rate Asset Backed Certificates, Series 2003-1 and $73,600,000 Class B Floating Rate Asset Backed Certificates, Series 2003-1 (the "Series 2003-1 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2003-1 Supplement, dated as of February 20, 2003, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           American Express Centurion Bank,
                                           on behalf of the American Express
                                           Credit Account Master Trust


                                              By:    /s/  Maureen A. Ryan
                                                     -------------------------
                                              Name:  Maureen A. Ryan
                                              Title: Assistant Treasurer


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                               American Express Receivables Financing
                                 Corporation II
                               on behalf of the American Express Credit Account Master Trust


                                       By:       /s/ Leslie R. Scharfstein
                                           ----------------------------------
                                       Name:     Leslie R. Scharfstein
                                       Title:    President


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                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

Exhibit 4.1 Series 2003-1 Supplement, dated as of February 20, 2003, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.